SECOND AMENDMENT AND RATIFICATION OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

THIS SECOND AMENDMENT AND RATIFICATION OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Agreement”) is entered into on October 30, 2017, by ENVIROSTAR, INC., a Delaware corporation (the “Borrower”), STEINER-ATLANTIC CORP., a Florida corporation (“Steiner”), DRYCLEAN USA LICENSE CORP., a Florida corporation (“Dryclean USA”), WESTERN STATE DESIGN, INC., a Delaware corporation (“Western State”; Steiner, Dryclean USA and Western State, collectively, the “Original Guarantor”), MARTIN-RAY LAUNDRY SYSTEMS, INC., a Delaware corporation (“Martin”), and Tri-State Technical Services, Inc., a Delaware corporation (“Tri-State”) (Original Guarantor, Martin and Tri-State, individually and/or collectively, the “Guarantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Bank”).

RECITALS:

A.       Borrower requested and Bank agreed to make a term loan in the amount of $5,000,000.00 (the “Term Loan”) to Borrower, as evidenced by that certain Term Note dated as of October 7, 2016 from Borrower in favor of Bank in the original principal amount of $5,000,000.00 (the “Original Term Note”), which Original Term Note is secured by that certain Security Agreement: Business Assets dated as of October 7, 2016 from Borrower and Original Guarantor in favor of Bank (as the same may be amended or modified from time to time, the “Security Agreement”).

B.       Borrower also requested and Bank agreed to issue a line of credit in the amount of $15,000,000.00 (the “Line of Credit”) to Borrower, as evidenced by that certain Line of Credit Note dated as of October 7, 2016 from Borrower in favor of Bank in the original principal amount of $15,000,000.00 (the “Line of Credit Note”), which Line of Credit Note is secured by the Security Agreement. The Term Loan and the Line of Credit are collectively referred to as the “Loan.”

C.       As additional security for the Original Term Note and the Line of Credit Note, each Original Guarantor executed and delivered to Bank those certain Continuing Guaranty agreements dated as of October 7, 2016 (as each of the same may be amended or modified from time to time, individually and/or collectively, the “Original Guaranty”).

D.       In connection with the execution of the Original Term Note and the Line of Credit Note and the Security Agreement, Borrower and Bank entered into that certain Credit Agreement dated as of October 7, 2016 (as the same may be amended or modified from time to time, the “Credit Agreement”).

E.       Thereafter, Borrower acquired Martin and in connection therewith, Borrower, Original Guarantor and Martin entered into that certain Amendment and Ratification of Credit Agreement and Other Loan Documents dated as of June 23, 2017 (the “First Amendment”), which First Amendment which added Martin as a co-guarantor under the Loan. Contemporaneously therewith, Martin executed and delivered to Bank (i) that certain Continuing Guaranty dated as of June 23, 2017 in favor of Bank (as the same may be amended or modified from time to time, the “Martin Guaranty”), and (ii) that certain Security Agreement: Business Assets dated as of June 23, 2017 in favor of Bank, which secures Martin’s obligations under the Martin Guaranty and the other Loan Documents (as defined below) (as the same may be amended or modified from time to time, the “Martin Security Agreement”).

F.       In connection with the acquisition of Tri-State by the Borrower, the Borrower has now requested and Bank has agreed to increase the Term Loan to now be $7,172,399.00, as evidenced by that certain Amended and Restated Term Note dated as of even date herewith from Borrower in favor of Bank in the original principal amount of $7,172,399.00 (the “Term Note”), which Term Note amends, restates, increases and supersedes the Original Term Note in its entirety, and is secured by the Security Agreement. In connection therewith, Borrower, Original Guarantor, Martin and Tri-State are also entering into this Agreement, which adds Tri-State as a co-guarantor under the Loan and otherwise modifies the Loan. Accordingly, Tri-State is executing and delivering to Bank (i) that certain Continuing Guaranty dated as of even date herewith in favor of Bank (as the same may be amended or modified from time to time, the “Tri-State Guaranty”), and (ii) that certain Security Agreement: Business Assets dated of even date herewith in favor of Bank, which secures Tri-State’s obligations under the Tri-State Guaranty and the other Loan Documents (as defined below) (as the same may be amended or modified from time to time, the “Tri-State Security Agreement”).

G.       The Note, the Credit Agreement, as modified by the First Amendment and this Agreement, the Security Agreement, the Original Guaranty, the Tri-State Guaranty, the Martin Guaranty, the Martin Security Agreement, the Tri-State Security Agreement, and all other documents executed by Borrower and Guarantor in connection with the Loan are hereinafter referred to collectively as the “Loan Documents.” Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Documents.

H.       Bank is willing to modify the Loan, increase the Term Loan and add Tri-State as a guarantor under the Loan, provided that Borrower and Guarantor give Bank the representations, assurances and other agreements hereinafter set forth.

W I T N E S S E T H :

In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

1.       The Recitals contained hereinabove are true and correct and are made a part hereof.

2.       Tri-State is hereby added as a guarantor under the Loan. All references in the Credit Agreement and other Loan Documents to the “Guarantor” shall now include Tri-State.

3.       All references in the Credit Agreement and the other Loan Documents to the “Term Note” shall now mean the “Term Note” defined in Recital “F” above.

4.       All references to the “Loan Documents” in the Credit Agreement and other Loan Documents shall now include the Tri-State Guaranty and the Tri-State Security Agreement.

5.       Notwithstanding anything to the contrary set forth in the Credit Agreement, references to the Borrower in the calculation of “Asset Coverage Ratio” shall also include Steiner, Dryclean USA, Western State, Martin and Tri-State.

6.       Borrower acknowledges, represents and confirms to Bank that: (i) the Loan Documents are valid and binding upon Borrower and are enforceable in accordance with the terms thereof; (ii) all of the terms, covenants, conditions, representations, warranties and agreements contained in the Loan Documents are hereby ratified and confirmed in all respects; (iii) there are no defenses, set-offs, counterclaims, cross-actions or equities in favor of Borrower to or against the enforcement of the Note or any other Loan Document; (iv) no payments of interest or any other charges have been made to Bank or paid by Borrower in connection with any indebtedness evidenced by the Note which would result in the computation or earning of interest in excess of the maximum rate of interest which is legally permitted under the laws of the State of Florida or federal law, in effect from time to time, whichever is the highest; (v) Bank is under no obligation to further amend or modify the Loan Documents; and (vi) no default now exists under the Loan Documents.

7.       Guarantor represents and warrants unto Bank that: (i) the Guaranty and all other documents executed by Guarantor in connection with the Loan are valid and binding obligations of Guarantor, enforceable in accordance with their terms; (ii) the Loan Documents, as modified herein, shall continue to be guaranteed by Guarantor pursuant to the terms of each Guaranty; (iii) all of the terms, covenants, conditions, representations, warranties and agreements contained in the Guaranty are hereby ratified and confirmed in all respects; and (iv) no oral representations, statements, or inducements have been made by Bank with respect to the Guaranty or any other Loan Document.

8.       Except as amended by this Agreement and the documents executed in connection herewith, no term or condition of the Loan or the other Loan Documents shall be modified and the same shall remain in full force and effect; provided, however, if any provision of this Agreement is in conflict with, or inconsistent with, any provision in the Loan Documents, then the provision contained in this Agreement shall govern and control.

9.       This Agreement shall be binding upon, and shall inure to the benefit of, the respective successors and assigns of the parties hereto.

10.       This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument so that the joint and several liability of each of the undersigned shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.

11.       AS A MATERIAL INDUCEMENT FOR BANK TO EXECUTE THIS AGREEMENT, BORROWER AND GUARANTOR DO HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE BANK ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH BORROWER OR GUARANTOR EVER HAD, NOW HAS, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF BORROWER OR GUARANTOR HEREAFTER CAN, SHALL OR MAY HAVE AGAINST BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF THE LOAN THROUGH THE DATE THAT THIS AGREEMENT IS EXECUTED. BORROWER AND GUARANTOR FURTHER EXPRESSLY AGREE THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA.

12.       ARBITRATION.

(a)       Arbitration. The parties hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise in any way arising out of or relating to (i) any credit subject hereto, or any of the Loan Documents, and their negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit.

(b)       Governing Rules. Any arbitration proceeding will (i) proceed in a location in Broward County, Florida selected by the American Arbitration Association (“AAA”); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA’s commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA’s optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to herein, as applicable, as the “Rules”). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. §91 or any similar applicable state law.

(c)       No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

(d)       Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. The arbitrator will be a neutral attorney licensed in the State of Florida or a neutral retired judge of the state or federal judiciary of Florida, in either case with a minimum of ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of Florida and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Florida Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

(e)       Discovery. In any arbitration proceeding, discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

(f)       Class Proceedings and Consolidations. No party hereto shall be entitled to join or consolidate disputes by or against others in any arbitration, except parties who have executed any Loan Document, or to include in any arbitration any dispute as a representative or member of a class, or to act in any arbitration in the interest of the general public or in a private attorney general capacity.

(g)       Payment Of Arbitration Costs And Fees. The arbitrator shall award all costs and expenses of the arbitration proceeding.

(h)       Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

13.       Waiver of Bankruptcy Stay. BORROWER AND GUARANTOR HEREBY AGREE, IN CONSIDERATION OF THE RECITALS AND MUTUAL COVENANTS CONTAINED HEREIN, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THAT IN THE EVENT THAT BORROWER OR GUARANTOR SHALL FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER TITLE 11 OF THE UNITED STATES CODE THE AUTOMATIC STAY IMPOSED BY SECTION 362 OF TITLE 11 OF THE UNITED STATES CODE IS WAIVED, AND SUCH WAIVER CONSTITUTES “CAUSE” PURSUANT TO 11 U.S.C. SECTION 362(d)(1) FOR THE IMMEDIATE LIFTING OF THE AUTOMATIC STAY IN FAVOR OF BANK, AND BORROWER AND GUARANTOR HEREBY KNOWINGLY AND IRREVOCABLY WAIVE ALL DEFENSES AND OBJECTIONS TO SUCH LIFTING OF THE AUTOMATIC STAY.

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IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement on October 30, 2017.

BORROWER:

ENVIROSTAR, INC., a Delaware corporation

By:	/s/ Henry M. Nahmad
Henry M. Nahmad, President

GUARANTOR:

STEINER-ATLANTIC CORP., a Florida corporation

By:	/s/ Michael Steiner
Michael Seiner, President

DRYCLEAN USA LICENSE CORP., a Florida corporation

By:	/s/ Michael Steiner
Michael Steiner, President

WESTERN STATE DESIGN, INC., a Delaware corporation

By:	/s/ Henry M. Nahmad
Henry M. Nahmad, President

MARTIN-RAY LAUNDRY SYSTEMS, INC., a Delaware corporation

By:	/s/ Henry M. Nahmad
Henry M. Nahmad, President

Tri-State Technical Services, Inc., a Delaware corporation

By:	/s/ Henry M. Nahmad
Henry M. Nahmad, President

BANK:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Amy L. Brown
Name:	Amy L. Brown
Title:	SVP